UNITED STATES SECURITIES AND EXCHANGE COMMISSION Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

October 19, 2004

SEI Investments Company

(Exact name of registrant as specified in its charter)

Pennsylvania	0-10200	23-1707341
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1 Freedom Valley Drive Oaks, Pennsylvania	19456
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code

(610) 676-1000

Not applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition.

On Tuesday, October 19, 2004, SEI Investments Company issued a press release announcing its unaudited financial and operating results for the fiscal quarter ended September 30, 2004. To clarify the information contained in the press release, during the quarter SEI realized one-time other income of $3.7 million. The majority, $3.1 million, reflects a gain on our previously described sale of a 3% interest in LSV Asset Management. A copy of the press release is furnished as Exhibit 99.1 and incorporated in this Item 2.02 by reference.

Item 9.01. Financial Statements and Exhibits.

(c)	Exhibits.

99.1	Press Release dated October 19, 2004 of SEI Investments Company, unaudited financial and operating results for the fiscal quarter ended September 30, 2004.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SEI Investments Company

Date: October 19, 2004	By:	/s/ Dennis J. McGonigle
Dennis J. McGonigle
Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description
99.1	Press Release dated October 19, 2004 of SEI Investments Company, unaudited financial and operating results for the fiscal quarter ended September 30, 2004.

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